SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-K/A

                               Amendment No. 1 To
                       CURRENT REPORT, dated May 22, 1998

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                          May 20, 1998


                                    GPU, Inc.
                      (Exact name of registrant as specified in charter)


  Pennsylvania             1-6047              13-5516989
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(State or other         (Commission          (IRS employer
 jurisdiction of        file number)         identification no.)
 incorporation)




              300 Madison Avenue, Morristown, New Jersey 07962-1911
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (973) 455-8200






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ITEM 5. OTHER EVENTS

               As previously reported on May 6 and 7, 1998, an Administrative Law Judge (ALJ) issued Recommended Decisions in the Metropolitan Edison Company (Met-Ed) and Pennsylvania Electric Company (Penelec) restructuring proceedings pending before the Pennsylvania Public Utility Commission (PaPUC).

               Reference is made to the Quarterly Reports on Form 10-Q for the quarter ended March 31, 1998 filed by GPU for a summary of the ALJ's recommendations which description is incorporated in this Report by reference.

               On May 20, 1998, Met-Ed and Penelec filed exceptions to the ALJ's Recommended Decisions. In their exceptions, Met-Ed and Penelec point out, among other things, that if the PaPUC were to adopt the Recommended Decisions, it would produce immediate net operating losses and result in rates of return on common equity of 1% for Met-Ed and a negative 3.7% for Penelec. Met-Ed and Penelec argue that the recommendations, if adopted, would improperly disallow a significant portion of their transmission and distribution (T&D) costs, leaving the companies with virtually no earnings on their primary business. Moreover, the ALJ's recommendations fail to assure full recovery of non-utility generation
(NUG) costs by calculating these costs based upon a projected market line, which could change over time. Met-Ed and Penelec had proposed a separate mechanism to recover above-market NUG costs over the terms of the related contracts. In their exceptions, Met-Ed and Penelec further argue that the ALJ's recommendations are contrary to the federal Public Utility Regulatory Policies Act of 1978 which requires full cost recovery for these NUG contracts which were mandated by federal and state law. As previously reported, if the PaPUC were to adopt the ALJ's recommendations, it would result in Met-Ed and Penelec incurring write-offs in material amounts.

               The PaPUC is scheduled to take a preliminary vote on the ALJ's Recommended Decision on June 4 and final action on June 24.

               There can be no  assurance  of the outcome of these  proceedings.

               Copies of GPU's related news release is annexed as an exhibit.

ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        1.     GPU News Release, dated May 20, 1998 - previously filed.

                                    SIGNATURE

               PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                    GPU, INC.




                                    By: /s/T. G. Howson
                                        -----------------------------
                                        T. G. Howson, Vice President
                                        and Treasurer


Date:  May 27, 1998